Supplement to the
Fidelity® Corporate Bond ETF, Fidelity® Investment Grade Bond ETF, Fidelity® Investment Grade Securitized ETF, Fidelity® Limited Term Bond ETF, and Fidelity® Total Bond ETF
December 30, 2022
Prospectus
Effective April 1, 2023, FMR reduced Fidelity® Limited Term Bond ETF's management fee. The following information replaces similar information for Fidelity® Limited Term Bond ETF found in the "Fund Summary" section under the "Fee Table" heading.
Annual Operating Expenses
(expenses that you pay each year as a % of the value of your investment)
Management fee A	0.25%
Distribution and/or Service (12b-1) fees	None
Other expenses	0.00%
Total annual operating expenses	0.25%
AAdjusted to reflect current fees.

1 year	$26
3 years	$80
5 years	$141
10 years	$318

The following information replaces similar information for Fidelity® Limited Term Bond ETF found in the "Fund Services" section under the "Advisory Fee(s)" heading.
The annual management fee rate, as a percentage of the fund's average net assets, is shown in the following table:
Fund	Management Fee Rate
Fidelity® Limited Term Bond ETF	0.25%
FIXETF-PSTK-0423-104 1.9887760.104	April 1, 2023